UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2013

Date of reporting period: November 30, 2012

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund – Class J Shares – returned 5.34% during the six months ended November 30, 2012, compared to a return of 11.08% for the Russell 3000 Value Index. Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
During the six months ended November 30, 2012, U.S. equity markets moved upward as economic conditions improved in the U.S., including gains in consumer confidence, industrial production, and the housing market over the preceding year’s results. Abroad, the perceived uncertainty around the Eurozone economy and many emerging markets eased as governments engaged in various economic stimulus programs.

These positive notes were countered by concern over the U.S. fiscal debate, the U.S. elections, and the risk of default on sovereign debt by Eurozone nations. During this period, many U.S. investors continued to favor large capitalization companies – particularly those that have paid large dividends. This category boasted some of the strongest returns within the Index during the six month period.

In keeping with the Fund’s principal investment strategies, stock selection was determined by the Jensen Quality Value investment process which utilizes a multi-factor model based on business fundamentals. For the six months ended November 30, 2012, the Fund’s performance relative to the benchmark was aided by an underweight in Utility companies and an overweight in Consumer Discretionary and Health Care companies. Specific company exposure within the Information Technology, Industrials, and Materials sectors also helped boost performance.

The Fund’s overweight in the Information Technology sector and underweight in the Financials and Energy sectors, relative to the benchmark, detracted from the portfolio’s performance. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Consumer Discretionary sector, as well as specific companies in the Health Care and Financial sectors. As of November 30, 2012, there were 57 companies held in the Jensen Quality Value Fund.

The top contributor to fund performance for the six months ended November 30, 2012 was Portfolio Recovery Associates, Inc. (“PRAA“), a provider of collections and accounts receivable processing services for lenders. The company typically purchases uncollected, defaulted receivables from other companies, and then negotiates the payment of those debts with the debtors. During the six month period, PRAA’s stock price increased as the company reported better than expected earnings and revenue growth. PRAA was selected for the Jensen Quality Value Fund because of its compelling valuation at the time of purchase. Other notable companies that contributed positively to portfolio performance were Eaton Vance Corp., J2 Global Inc., and Deluxe Corp.

The three largest negative contributors to fund performance for the six months ended November 30, 2012 were all companies in the for-profit education industry – Strayer Education, Inc., ITT Educational Services, Inc., and Apollo Group, Inc. This industry, which provides post-secondary education, including associates, bachelor, and master degrees, was under considerable pressure during the six month period. The three companies faced ongoing challenges from U.S. government regulators, as well as declining enrollments from the peaks during the U.S. recession. Despite these companies’ valuations at the time of purchase, their stocks continued to languish as investors wait for clarity on regulatory issues and enrollment improvement.

The Jensen Quality Value Fund’s Strategy
The Jensen Quality Value discipline was created to capture a subset of Jensen’s universe of high quality companies typically not included in the Jensen Quality Growth strategy. The Value strategy was created when Jensen undertook a 2006 study to better understand our universe of qualifying companies, how each stock had historically performed over long periods, and how we might improve the firm’s existing investment process. In addition to instituting enhancements for managing our flagship Quality Growth strategy, we found that an investment strategy could be created whose goal was to capture the benefits of quality companies with more traditional “value” characteristics.

Semi-Annual Report	Jensen Quality Value Fund	1

We believe that the Jensen Quality Value strategy offers a distinctive value exposure. As the advisor to both the Jensen Quality Growth Fund and the Jensen Quality Value Fund, we select companies from the same universe of high Return on Equity companies. The traditional definitions of “growth” and “value” investing deliver divergent groups of stocks, judged by such measures as price-to-earnings, price-to-book value and earnings growth. The emphasis on seeking quality companies with the most persistent business performance for the Jensen Quality Growth Fund leads us to mostly large capitalization companies. The primary emphasis on stock valuation for the Jensen Quality Value Fund is expected to result in a mix of small-, medium- and large-capitalization companies with the greatest concentration in mid-caps. In addition, we expect the Value strategy’s sensitivity to valuation to result in significant portfolio turnover. Nonetheless, the companies in our investment universe must continue to meet a minimum 15% Return on Equity per year, as determined by the Adviser, which we believe is a fundamental requirement for profitable business operations.

At Jensen we believe in “eating our own cooking”, as evidenced by the firm’s Principals having a significant portion of their personal liquid net worth invested alongside fellow shareholders in the Jensen Funds. We believe the Jensen Quality Value Fund offers important diversification benefits, and that our research into this strategy and years of analyzing our universe of quality, high Return on Equity companies, represents a meaningful competitive advantage. We invite you to find additional information about the Jensen Quality Value Fund at www.jenseninvestment.com.

We appreciate your confidence in Jensen. We remain committed to our investment responsibilities.

Cordially,
The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 30, 2012 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments sections of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged, and one cannot invest directly in the Index.

RETURN ON EQUITY: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

EARNINGS PER SHARE (EPS) is the net income of a company divided by the total number of shares it has outstanding.

EARNINGS PER SHARE GROWTH (EPS GROWTH) is the year-over-year percent change in a company’s earnings per share.

PRICE/BOOK (P/B) RATIO is calculated by dividing the current price of the stock by the company’s book value per share.

PRICE/EARNINGS (P/E) RATIO is a measure that compares the price of a stock to the earnings of the underlying company. The trailing P/E ratio is calculated by dividing current price of the stock by the company’s past year earnings per share. The leading (forward) P/E ratio is calculated by dividing current price of the stock by the company’s predicted future year earnings per share, as determined by market consensus.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

To obtain a prospectus for the Jensen Quality Growth Fund, call 1.800.992.4144 or visit www.jenseninvestment.com. The fund’s investment objectives, risks, fees and expenses, must be considered carefully before investing. The prospectus contains this and other important information about the investment company. Please read it carefully before investing.

The Jensen Funds are distributed by Quasar Distributors, LLC.

2	Jensen Quality Value Fund	Semi-Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For the six months ended November 30, 2012 (Unaudited)	Six months	One year	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	5.34%	5.73%	4.17%
Russell 3000 Value Index	11.08%	17.26%	8.63%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For the six months ended November 30, 2012 (Unaudited)	Six months	One year	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	5.35%	5.87%	4.34%
Russell 3000 Value Index	11.08%	17.26%	8.63%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Semi-Annual Report

Investments by Sector as of November 30, 2012
(as a Percentage of Total Investments) (Unaudited)

Semi-Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
November 30, 2012 (Unaudited)

Assets:
Investment, at value (cost $15,625,073)	$15,481,778
Income receivable	57,089
Receivable from Investment Adviser	7,403
Other assets	14,768
Total Assets	15,561,038

Liabilities
Payable for distribution fees	2,782
Payable to affiliates	28,692
Accrued expenses and other liabilities	17,566
Total Liabilities	49,040
Net Assets	$15,511,998

Net Assets Consist of:
Capital stock	$15,489,772
Unrealized depreciation on investments	(143,295)
Accumulated undistributed net investment income	86,413
Accumulated undistributed net realized gain	79,108
Total Net Assets	$15,511,998

Net Assets Consist of:
Class J Shares:
Net assets	$11,214,866
Shares of beneficial interest outstanding	1,091,196
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$10.28
Class I Shares:
Net assets	$4,297,132
Shares of beneficial interest outstanding	418,038
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$10.28

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Semi-Annual Report

Schedule of Investments
November 30, 2012 (Unaudited)

Common Stocks - 99.10%

shares	Aerospace & Defense - 9.66%	value
5,010	Alliant Techsystems, Inc.	$300,600
4,360	General Dynamics Corp.	$289,940
3,180	Lockheed Martin Corp.	$296,694
5,420	Rockwell Collins, Inc.	$309,915
3,760	United Technologies Corporation	$301,214
		$1,498,363

shares	Air Freight & Logistics - 1.89%	value
4,740	CH Robinson Worldwide, Inc.	$292,648

shares	Capital Markets - 5.63%	value
10,080	Eaton Vance Corp.	$321,351
13,540	Federated Investors, Inc.	$268,769
8,730	Waddell & Reed Financial, Inc.	$283,638
		$873,758

shares	Commercial Banks - 1.73%	value
6,290	Westamerica Bancorporation	$267,702

shares	Commercial Services & Supplies - 3.09%	value
9,010	Deluxe Corp.	$259,488
19,680	Pitney Bowes, Inc.	$220,219
		$479,707

shares	Computers & Peripherals - 5.76%	value
30,640	Dell, Inc.	$295,370
13,270	Lexmark International, Inc.	$322,858
8,290	Western Digital Corp.	$277,218
		$895,446

shares	Consumer Finance - 2.03%	value
4,320	World Acceptance Corp. (a)	$315,403

shares	Containers & Packaging - 1.90%	value
6,600	Ball Corp.	$294,954

shares	Distributors - 0.55%	value
1,300	Genuine Parts Co.	$84,617

shares	Diversified Consumer Services - 4.94%	value
14,240	Apollo Group, Inc. (a)	$273,265
12,950	ITT Educational Services, Inc. (a)	$234,784
4,940	Strayer Education, Inc.	$258,510
		$766,559

shares	Electrical Equipment - 1.92%	value
5,920	Emerson Electric Company	$297,362

	Electronic Equipment, Instruments &
shares	Components - 1.91%	value
14,500	FLIR Systems, Inc.	$295,800

shares	Food & Staples Retailing - 7.34%	value
11,170	Kroger Co.	$293,101
9,570	Sysco Corp.	$302,891
8,020	Walgreen Co.	$271,958
3,760	Wal-Mart Stores, Inc.	$270,795
		$1,138,745

shares	Health Care Equipment & Supplies - 9.64%	value
4,810	Baxter International, Inc.	$318,759
2,940	CR Bard, Inc.	$291,089
7,100	Medtronic, Inc.	$298,981
5,420	Stryker Corp.	$293,547
4,420	Zimmer Holdings, Inc.	$291,587
		$1,493,963

shares	Health Care Providers & Services - 7.30%	value
5,700	CIGNA Corp.	$297,939
3,320	Laboratory Corporation of America Holdings (a)	$280,839
4,790	Quest Diagnostics, Inc.	$276,766
5,090	UnitedHealth Group, Inc.	$276,845
		$1,132,389

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Household Durables - 5.83%	value
13,500	Newell Rubbermaid, Inc.	$294,435
11,120	Tempur-Pedic International, Inc. (a)	$296,348
4,840	Tupperware Brands Corp.	$313,874
		$904,657

shares	Household Products - 1.90%	value
2,720	Colgate-Palmolive Co.	$295,120

shares	Industrial Conglomerates - 1.88%	value
3,200	3M Co.	$291,040

shares	Insurance - 1.72%	value
12,560	Progressive Corp.	$266,900

shares	Internet Software & Services - 1.83%	value
9,370	J2 Global, Inc.	$283,349

shares	IT Services - 2.48%	value
1,420	Accenture PLC	$96,446
6,550	Global Payments, Inc.	$287,611
		$384,057

shares	Media - 0.54%	value
1,680	Omnicom Group, Inc.	$83,563

shares	Oil, Gas & Consumable Fuels - 1.77%	value
3,120	Exxon Mobil Corp.	$274,997

shares	Personal Products - 3.65%	value
18,160	Avon Products, Inc.	$253,332
6,880	Nu Skin Enterprises, Inc.	$312,352
		$565,684

shares	Pharmaceuticals - 5.44%	value
8,410	Bristol-Myers Squibb Co.	$274,418
5,610	Eli Lilly & Co.	$275,114
8,290	Forest Laboratories, Inc. (a)	$293,964
		$843,496

	Promoters of Performing Arts, Sports, and
shares	Similar Events - 0.56%	value
6,300	International Game Technology Com	$87,381

shares	Software - 1.73%	value
10,080	Microsoft Corp.	$268,330

shares	Specialty Retail - 3.58%	value
4,170	Advance Auto Parts, Inc.	$305,036
19,140	Best Buy, Inc.	$250,925
		$555,961

shares	Tobacco - 0.90%	value
4,140	Altria Group, Inc.	$139,973

Total Common Stocks		value
(Cost $15,515,219)		$15,371,924

Short-Term Investments - 0.71%

shares	Money Market Fund - 0.71%	value
109,854	Fidelity Institutional Money Market Fund -
	Government Portfolio, 0.010% (b)	$109,854

Total Short-Term Investments		value
(Cost $109,854)		$109,854

Total Investments		value
(Cost $15,625,073) - 99.81%		$15,481,778
Other Assets in Excess of Liabilities - 0.19%		$30,220
TOTAL NET ASSETS - 100.00%		$15,511,998

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Variable rate security; the rate show represents the rate at November 30, 2012.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Semi-Annual Report

Statement of Operations
For the Six Months Ended November 30, 2012 (Unaudited)

Investment Income:
Dividend income	$226,278
Interest income	7
226,285

Expenses:
Investment advisory fees	58,582
Federal and state registration fees	15,660
12b-1 - Class J	14,208
Administration fees	11,355
Fund accounting fees	8,985
Audit and tax fees	8,094
Custody fees	7,050
Transfer agent fees	6,420
Reports to shareholders	5,592
Legal fees	4,839
Transfer agent expenses	3,960
Chief Compliance Officer fees and expenses	3,750
Trustees’ fees and expenses	2,793
Shareholder servicing fees - Class I	426
Other	3,128
Total expenses	154,842
Less waivers and reimbursement by Adviser (Note 4)	(60,392)
Net expenses	94,450

Net Investment Income	131,835

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions	275,819
Change in unrealized appreciation on investments	398,490
Net gain on investments	674,309

Net Increase in Net Assets Resulting
from Operations	$806,144

Statements of Changes in Net Assets

	six months ended
	November 30, 2012	year ended
Operations:	(Unaudited)	May 31, 2012
Net investment income	$131,835	$157,955
Net realized-gain on investment
transactions	275,819	89,828
Change in unrealized appreciation
(depreciation) on investments	398,490	(1,158,974)
Net increase (decrease) in net assets
resulting from operations	806,144	(911,191)

	six months ended
	November 30, 2012	year ended
Capital Share Transactions:	(Unaudited)	May 31, 2012
Shares sold - Class J	120,236	3,415,479
Shares sold - Class I	14,773	1,917,269
Shares issued to holders in
reinvestment of dividends - Class J	60,248	686,314
Shares issued to holders in
reinvestment of dividends - Class I	27,329	270,385
Shares redeemed - Class J	(555,100)	(919,588)
Shares redeemed - Class I	(7,199)	(1,054,024)
Net increase/(decrease)	(339,713)	4,315,835

	six months ended
Dividends and Distributions to	November 30, 2012	year ended
Shareholders:	(Unaudited)	May 31, 2012
Net investment income - Class J	(60,248)	(95,089)
Net realized gains - Class J	—	(591,225)
Net investment income - Class I	(27,329)	(42,372)
Net realized gains - Class I	—	(228,012)
Total dividends and distributions	(87,577)	(956,698)
Increase in Net Assets	378,854	2,447,946

	six months ended
	November 30, 2012	year ended
Net Assets:	(Unaudited)	May 31, 2012
Beginning of period	$15,133,144	$12,685,198
End of period	$15,511,998	$15,133,144
Accumulated Undistributed
Net Investment Income	$86,413	$42,155

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	9

Financial Highlights
Class J

	six months ended
	November 30, 2012	year ended	year ended	period ended
Per Share Data:	(unaudited)	May 31, 2012	May 31, 2011	May 31, 2010(1)
Net asset value, beginning of period	$9.81	$11.23	$9.34	$10.00
Income from investment operations:
Net investment income(2)	0.08	0.11	0.10	0.01
Net realized and unrealized gains (losses) on investments	0.44	(0.84)	1.87	(0.67)
Total from investment operations	0.52	(0.73)	1.97	(0.66)
Less distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.08)	—
Distributions from capital gains	—	(0.59)	—	—
Total distributions	$(0.05)	$(0.69)	$(0.08)	—
Net asset value, end of period	$10.28	$9.81	$11.23	$9.34
Total return(3)	5.34%	(6.47)%	21.19%	(6.60)%
Supplemental data and ratios:
Net assets, end of year (000’s)	$11,215	$11,062	$9,183	$3,832
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses(4)	2.04%	2.08%	2.78%	9.16%
After waivers and reimbursement of expenses(4)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(4)	0.85%	0.23%	(0.59)%	(7.16)%
After waivers and reimbursements of expenses(4)	1.64%	1.06%	0.94%	0.75%
Portfolio turnover rate(3)	50.24%	116.74%	120.51%	97.77%

(1)	The Fund commenced operations on March 31, 2010.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Semi-Annual Report

Financial Highlights
Class I

	six months ended
	November 30, 2012	year ended	year ended	period ended
Per Share Data:	(unaudited)	May 31, 2012	May 31, 2011	May 31, 2010(1)
Net asset value, beginning of period	$9.82	$11.24	$9.35	$10.00
Income from investment operations:
Net investment income(2)	0.09	0.12	0.11	0.01
Net realized and unrealized gains (losses) on investments	0.44	(0.84)	1.87	(0.66)
Total from investment operations	0.53	(0.72)	1.98	(0.65)
Less distributions:
Dividends from net investment income	(0.07)	(0.11)	(0.09)	—
Distributions from capital gains	—	(0.59)	—	—
Total distributions	$(0.07)	$(0.70)	$(0.09)	—
Net asset value, end of period	$10.28	$9.82	$11.24	$9.35
Total return(3)	5.35%	(6.30)%	21.33%	(6.50)%
Supplemental data and ratios:
Net assets, end of year (000’s)	$4,297	$4,071	$3,503	$1,305
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses(4)	1.81%	1.87%	2.61%	10.99%
After waivers and reimbursement of expenses(4)	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(4)	1.10%	0.44%	(0.42)%	(9.07)%
After waivers and reimbursements of expenses(4)	1.81%	1.21%	1.09%	0.82%
Portfolio turnover rate(3)	50.24%	116.74%	120.51%	97.77%

(1)	The Fund commenced operations on March 31, 2010.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	11

Notes to Financial Statements
November 30, 2012 (Unaudited)

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution fee and Class I shares are subject to a shareholder servicing fee up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”).

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

  Level 1 – Quoted prices in active markets for identical securities.

  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

  Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

12	Jensen Quality Value Fund	Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$15,371,924	$—	$—	$15,371,924
Short-Term
Investments	109,854	—	—	109,854
Total Investments	$15,481,778	$—	$—	$15,481,778

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. During the six months ended November 30, 2012, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the six months ended November 30, 2012.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2012 and May 31, 2011 were as follows:

	May 31, 2012	May 31, 2011
Ordinary Income	$726,186	$62,090
Long-Term Capital Gain	$230,512	$—
Short-Term Capital Gain	$—	$—

Semi-Annual Report	Jensen Quality Value Fund	13

The components of accumulated earnings (losses) on a tax basis as of May 31, 2012 were as follows:

Cost basis of investments for federal income
tax purposes	$15,762,022
Gross tax unrealized appreciation	591,363
Gross tax unrealized depreciation	(1,252,923)
Net tax unrealized depreciation	$(661,560)
Undistributed ordinary income	42,155
Undistributed long-term capital gain	—
Total distributable earnings	$42,155
Other accumulated losses	$(76,936)
Total accumulated losses	$(696,341)

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

On June 19, 2012 and June 20, 2012, the Fund declared and paid, respectively, a distribution from ordinary income of $30,097 and $13,467 for Class J and Class I, respectively.

On May 31, 2012, the Fund deferred, on a tax basis, post-October losses of $76,936.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2012, the following reclassifications were made for permanent tax adjustments:

Accumulated Net Investment Income (Loss)	$(2)
Accumulated Net Realized Gain	$2

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 30, 2013, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% and 1.10% (the “Expense Limitation Caps”) of the Fund’s average daily net assets, for Class J and Class I shares, respectively. For the six months ended November 30, 2012, expenses of $45,189 and $15,203 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2013	$47,462
May 31, 2014	$124,413
May 31, 2015	$116,712
November 30, 2015	$60,392

5. Distribution and Shareholder Servicing Plan
The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class J shares for services to prospective Fund shareholders and distribution of Fund shares, and 0.10% of the Fund’s average daily net assets of Class I shares is payable to other financial institutions for shareholder servicing. During the six months ended November 30, 2012, the Fund accrued expenses of $14,208 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $426 pursuant to the Rule 12b-1 Plan for shareholder servicing fees relating to Class I shares. As of November 30, 2012, the Distributor was owed fees of $2,782 for 12b-1 fees relating to Class J shares and $3,341 for shareholder servicing fees relating to Class I shares.

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the six months ended November 30, 2012, the Fund incurred $11,355 in administration fees. At November 30, 2012, the Administrator was owed fees of $5,772.

14	Jensen Quality Value Fund	Semi-Annual Report

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as the Fund’s custodian. For the six months ended November 30, 2012, the Fund incurred $8,985, $10,380, and $7,050 in fund accounting, transfer agency, and custody fees, respectively. At November 30, 2012, fees of $6,970, $7,406, and $6,656 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended November 30, 2012, the Fund was allocated $3,750 of the Trust’s Chief Compliance Officer fee. At November 30, 2012, fees of $1,888 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	six months ended
Class J Shares	November 30, 2012	year ended
	(unaudited)	May 31, 2012
Shares sold	11,879	329,450
Shares issued in reinvestment of
dividends	5,834	69,907
Shares redeemed	(53,880)	(89,591)
Net increase (decrease)	(36,167)	309,766

	six months ended
Class I Shares	November 30, 2012	year ended
	(unaudited)	May 31, 2012
Shares sold	1,437	179,478
Shares issued in
reinvestment of dividends	2,645	27,526
Shares redeemed	(719)	(103,920)
Net increase	3,363	103,084

8. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended November 30, 2012, were $7,747,611 and $7,988,924, respectively. For the six months ended November 30, 2012, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2012, Pershing, LLC, for the benefit of its customers, held 85.34% and 79.33% of the outstanding shares of Class J and Class I shares of the fund, respectively.

10. Line of Credit
At November 30, 2012, the Fund had a line of credit in the amount of $1,000,000, which matures on August 15, 2013. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by the Fund’s investments. Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, US Bank. During the six months ended November 30, 2012, the Fund borrowed on the line of credit on four days, with an average borrowing and interest rate on those days of $27,750 and 3.25% respectively. Interest expense of $5 incurred during the six months end November 30, 2012 is included within other expenses on the Statement of Operations. The August 9, 2012 balance of $30,000 was the maximum amount of borrowings during the period ended November 30, 2012.

Semi-Annual Report	Jensen Quality Value Fund	15

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

  information we receive about you on applications or other forms;

  information you give us orally; and

  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Expense Example - November 30, 2012 (Unaudited)

As a shareholder of the Jensen Value Fund (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/ or shareholder servicing (12b-1) fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 - November 30, 2012).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

16	Jensen Quality Value Fund	Semi-Annual Report

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2012 –
Jensen Value Fund – Class J	June 1, 2012	November 30, 2012	November 30, 2012
Actual	$1,000.00	$1,053.40	$6.43
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2012 –
Jensen Value Fund – Class I	June 1, 2012	November 30, 2012	November 30, 2012
Actual	$1,000.00	$1,053.50	$5.66
Hypothetical (5% return before expenses)	1,000.00	1,019.55	5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status
The Fund designated 56% of dividends declared during the fiscal year ended May 31, 2012 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 56% of dividends declared from net investment income during the fiscal year ended May 31, 2012 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 80.94% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2012.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Semi-Annual Report	Jensen Quality Value Fund	17

6. Householding (Unaudited)
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

18	Jensen Quality Value Fund	Semi-Annual Report

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Jensen Quality Value Fund (the “Fund”), a series of the Trust, and Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2013.

Discussion of Factors Considered
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Fund
The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Robert F. Zagunis, Eric H. Schoenstein, Robert D. McIver, Kurt M. Havnaer, Allen T. Bond and Kevin J. Walkush, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. Investment Performance of the Fund and the Adviser
The Trustees discussed the performance of the Fund’s Class I shares for the year-to-date and one-year periods ended July 31, 2012. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 3000 Value Index, and in comparison to a peer group of U.S. open-end large blend funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

The Trustees noted that for the year-to-date and one-year periods ended July 31, 2012, the Fund’s performance for Class I shares ranked below the Morningstar Peer Group averages, falling within the fourth quartile for each period. The Trustees also noted that for the year-to-date period ended May 31, 2012 and the since inception period ended December 31, 2011, the Fund’s Class I shares had underperformed the Russell 3000 Index, but that for the one-year period ended December 31, 2011, the Fund’s Class I shares had outperformed the Russell 3000 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Semi-Annual Report	Jensen Quality Value Fund	19

3. Costs of Services Provided and Profits Realized by the Adviser
The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75% fell between the second and third quartiles and was below its Morningstar Peer Group average of 0.76%, which fell in the third quartile. The Trustees noted that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for Class I shares fell into the second quartile and was below the Morningstar Peer Group average of 1.25%, which fell within the third quartile. The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4. Extent of Economies of Scale as the Fund Grows
The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. Benefits Derived from the Relationship with the Fund
The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

Conclusions
The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

20	Jensen Quality Value Fund	Semi-Annual Report

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee

Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–Present).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–Present).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Indefinite Term; Since October 23, 2009	Retired: Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	26

Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies); Independent Manager, Ramius IDF, LLC, (two closed-end investment companies).

Semi-Annual Report	Jensen Quality Value Fund	21

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee

Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	26	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–Present).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Vice President, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–Present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–Present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 38	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator U.S. Bancorp Fund Services, LLC (2002–Present).	N/A	N/A

Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 30	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator U.S. Bancorp Fund Services, LLC (2008–Present).	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

22	Jensen Quality Value Fund	Semi-Annual Report

Jensen Quality Value Fund

Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	February 7, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	February 7, 2013

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	February 7, 2013

* Print the name and title of each signing officer under his or her signature.